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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement on Form S-8 of our report relating to GBC Bancorp, Inc. dated March 2, 2000, and to the reference to us under the heading "EXPERTS" in this Registration Statement.



                                             /s/ MAULDIN & JENKINS, LLC


Atlanta, Georgia
February 12, 2001